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                                                                   Exhibit 10.8


                    AMENDMENT TO MEMORANDUM OF UNDERSTANDING
                    ----------------------------------------

         THIS AMENDMENT TO MEMORANDUM OF UNDERSTANDING (the "Amendment") is made and entered into on this 23rd day of January, 1997, by and between TELEDYNE BROWN ENGINEERING, a division of Teledyne Industries, Inc., a California corporation with offices located at Huntsville, Alabama (hereinafter "TBE") and COMMODORE SEPARATION TECHNOLOGIES, INC., a Delaware corporation with offices located in New York, New York ("Commodore Separation").

                                    RECITALS:
                                    --------

         WHEREAS, TBE and Commodore Membrane Technologies, Inc., the predecessor-in-interest to Commodore Separation entered into a Memorandum of Understanding (the "MOU") on August 30, 1996; the MOU had a term of at least 180 days beginning on August 30, 1996, which afforded an opportunity for the parties to negotiate a mutually agreeable business arrangement concerning the developments, marketing and commercialization of Commodore Separation's Separation Technology more fully described in paragraph 1 of the MOU; the parties have engaged in negotiations since the execution and delivery of the MOU and desire to extend the initial term of the MOU for an additional 180 days from the date hereof.

         NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree to amend the MOU as follows:

         1. The term of the MOU is hereby extended for a period of 180 days commencing on the day and date above written.

         2. All other terms and conditions of the MOU shall remain the same.


                                       COMMODORE SEPARATION
                                         TECHNOLOGIES, INC.



                                       By: /s/ Carl O. Magnell
                                          -------------------------------------
                                               Carl O. Magnell



                                       TELEDYNE BROWN ENGINEERING, a
                                         Division of Teledyne Industries, Inc.



                                       By: /s/ Charles Fox
                                           ------------------------------------
                                           Dr. Charles Fox